UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

WORLD GOLD TRUST
SPONSORED BY WGC USA ASSET MANAGEMENT COMPANY, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-37996	36-7650517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o WGC USA Asset Management Company, LLC
685 Third Ave., Suite 2702
New York, New York 10017
(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (212) 317-3800
(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) Name	Name of each exchange on which registered
SPDR® Gold MiniShares®	GLDM®	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01         Entry into a Material Definitive Agreement.

On December 1, 2023, JPMorgan Chase Bank, N.A. (“JPM”) and World Gold Trust ("WGT") on behalf of its series, SPDR® Gold MiniShares® Trust (the “Trust”), entered into an Allocated Precious Metal Account Agreement (the “Allocated Account Agreement”) and an Unallocated Precious Metal Account Agreement (the “Unallocated Account Agreement” and together with the Allocated Account Agreement, the “Custody Agreements”). Pursuant to the Custody Agreements, effective December 7, 2023, JPM will act as a second custodian of the Trust’s gold in addition to ICBC Standard Bank plc and will safeguard the Trust’s gold in its vaults located in London, New York and Zurich.

In addition, certain amendments (the "Amendments") to the following agreements were entered into in order to facilitate the addition of JPM as an additional custodian of the Trust’s gold effective December 7, 2023: (i) the Fourth Amended and Restated Agreement and Declaration of Trust between Delaware Trust Company, as the trustee of WGT, and WGC USA Asset Management Company, LLC, as the sponsor of WGT (the “Sponsor”) dated April 16, 2018 and amended from time to time, (ii) the Authorized Participant Agreements between the Sponsor, The Bank of New York Mellon, as the administrator of the Trust (the “Administrator”), and the authorized participants party thereto from time to time, and (iii) the Transfer Agency and Service Agreement between WGT and the Administrator, dated January 5, 2017 and amended from time to time.

The foregoing description of the Custody Agreements and the Amendments does not purport to be complete and is qualified in its entirety by reference to the complete agreements filed respectively as Exhibits 4.1.2, 4.2.1, 4.2.2, 10.4.3, 10.8 and 10.9 hereto and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

4.1.2	Amendment No. 2 to the Fourth Amended and Restated Declaration of Trust dated December 1, 2023, between WGC USA Asset Management Company, LLC and Delaware Trust Company

4.2	Form of Authorized Participant Agreement

4.2.1	Amendment to Authorized Participant Agreements dated November 17, 2023, between WGC USA Asset Management Company, LLC, The Bank of New York Mellon, and the authorized participants named therein

4.2.2	Amendment to Authorized Participant Agreement dated December 1, 2023, between WGC USA Asset Management Company, LLC, The Bank of New York Mellon, and Goldman, Sachs & Co., as an authorized participant

10.4.3	Third Amendment to Transfer Agency and Service Agreement dated December 1, 2023, between World Gold Trust, on behalf of its series, SPDR® Gold MiniShares® Trust, and The Bank of New York Mellon

10.8	Allocated Precious Metal Account Agreement dated December 1, 2023, between JPMorgan Chase Bank, N.A. and World Gold Trust, on behalf of its series, SPDR® Gold MiniShares® Trust

10.9	Unallocated Precious Metal Account Agreement dated December 1, 2023, between JPMorgan Chase Bank, N.A. and World Gold Trust, on behalf of its series, SPDR® Gold MiniShares® Trust

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 4, 2023	WORLD GOLD TRUST
(Registrant)*

	By:	WGC USA Asset Management Company, LLC as the Sponsor of the Registrant

	By:	/s/ Joseph R. Cavatoni
Name: Joseph R. Cavatoni Title: Principal Executive Officer

*
As the Registrant is a trust, this report is being filed on behalf of the Registrant by WGC USA Asset Management Company, LLC, only in its capacity as the sponsor of the Registrant. The identified person signing this report is signing in his capacity as an authorized officer of WGC USA Asset Management Company, LLC.